UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2024 (June 18, 2024)

Nexstar Media Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50478	23-3083125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 E. John Carpenter Freeway, Suite 700 Irving, Texas (Address of Principal Executive Offices)		75062 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 373-8800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NXST	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Nexstar Media Group, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”) on June 18, 2024. A total of 32,940,626 shares of Common Stock were issued and outstanding as of the record date of the Meeting, April 22, 2024, and a total of 30,090,034 shares were present or represented by proxy and voted at the Meeting, constituting a quorum. The following proposals were voted on at the Meeting, as described in greater detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2024 (the “2024 Proxy Statement”).

Proposal 1

The voting results of the proposal to elect nine nominees to each serve as director until 2025 annual meeting of stockholders were as follows:

	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Perry A. Sook	27,246,672	804,486	16,349	2,022,527
Geoff Armstrong	26,315,499	1,736,946	15,064	2,022,525
Bernadette S. Aulestia	17,651,830	10,390,562	25,117	2,022,525
Dennis J. FitzSimons	27,620,469	418,134	28,903	2,022,528
Jay M. Grossman	15,907,101	12,144,272	16,135	2,022,526
C. Thomas McMillen	19,033,362	8,997,443	36,703	2,022,526
Lisbeth McNabb	26,424,317	1,626,671	16,520	2,022,526
John R. Muse	25,264,241	2,777,023	26,243	2,022,527
Tony Wells	26,072,245	1,968,834	26,429	2,022,526

Proposal 2

The voting results of the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024 were as follows:

FOR	AGAINST	ABSTENTIONS
29,147,178	927,589	15,265

Proposal 3

The voting results of the proposal to approve, by an advisory vote, the compensation of the Company’s named executive officers for the year ended December 31, 2023 as reported in the Company’s 2024 Proxy Statement, were as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
11,239,389	16,775,567	52,552	2,022,526

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXSTAR MEDIA GROUP, INC.

	By:	/s/ Lee Ann Gliha
Date: June 20, 2024	Name:	Lee Ann Gliha
	Title:	Chief Financial Officer
(Principal Financial Officer)